Exhibit 99.1

Digital Asset Acquisition Corp. Announces Postponement of Shareholder Meeting

PRINCETON, NEW JERSEY, July 30, 2026 (GLOBE NEWSWIRE) -- Digital Asset Acquisition Corp. (Nasdaq: DAAQ) (the “Company”) announced that its upcoming extraordinary general meeting of shareholders (the “Meeting”) to approve its proposed initial business combination, which was initially scheduled for July 31, 2026, will be postponed to 10:00 a.m., Eastern Time on August 14, 2026. At the Meeting, shareholders of DAAQ will be asked to vote on proposals to approve, among other things, DAAQ’s proposed initial business combination (the “Business Combination”) with Old Glory Holding Company (“Old Glory Bank”), a Delaware corporation.

As a result of this change, the Meeting will now be held at 10:00 a.m., Eastern time, on August 14, 2026, at the office of Ashurst Perkins Coie US LLP located at 1155 Avenue of the Americas, New York, New York 10036 and virtually via a live webcast at https://vote.useefficiency.com/meetings/proxy/daaq. The deadline for holders of DAAQ’s Class A ordinary shares issued in its initial public offering to submit their shares for redemption in connection with the Business Combination was July 29, 2026.

The proposed resolutions to be considered at the Meeting remain the same as that set out in the definitive proxy statement and other relevant documents that have been mailed to shareholders of DAAQ as of the record date of July 7, 2026. DAAQ plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of DAAQ’s ordinary shares as of the close of business on July 7, 2026, the record date for the Meeting, are entitled to vote at the Meeting.

About Digital Asset Acquisition Corp.

Digital Asset Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination in any industry, sector or geographic region, it intends to target opportunities and companies that are in the digital asset and cryptocurrency sectors.

Additional Information about the Business Combination and Where to Find It

The Business Combination will be submitted to the shareholders of DAAQ for their consideration. DAAQ and Old Glory Bank have filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which included a proxy statement/prospectus and certain other related documents, which served as both the proxy statement to be distributed to DAAQ’s shareholders in connection with DAAQ’s solicitation for proxies for the vote by DAAQ’s shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued (or deemed issued) to DAAQ’s securityholders and Old Glory Bank’s equityholders in connection with the completion of the Business Combination. The Registration Statement was declared effective by the SEC on July 6, 2026, and DAAQ mailed the definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The definitive proxy statement/prospectus contains important information about the Business Combination and related matters. Securityholders of DAAQ and Old Glory Bank may obtain a copy of the preliminary or definitive proxy statement/prospectus as well as other documents filed or that will be filed by DAAQ with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to DAAQ at 174 Nassau Street, Suite 2100, Princeton, New Jersey 08542.

Participants in the Solicitation

DAAQ and its directors and executive officers may be deemed participants in the solicitation of proxies from DAAQ’s shareholders in connection with the Business Combination. More detailed information regarding those directors and executive officers and a description of their interests in DAAQ is contained in DAAQ’s filings with the SEC, including the Registration Statement, each of which is available free of charge at the SEC’s website at www.sec.gov.

Old Glory Bank’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from DAAQ’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the Registration Statement.

Forward-Looking Statements

This press release (“Press Release”) includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about DAAQ’s or Old Glory Bank’s ability to effectuate the Business Combination; the benefits of the Business Combination; the future financial performance of the combined company (which will be the go-forward public company following the completion of the Business Combination) following the closing; and changes in Old Glory Bank’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DAAQ, Old Glory Bank and their respective management teams, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DAAQ and Old Glory Bank. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements and any negotiations with respect to the Business Combination; (3) the outcome of any legal proceedings that may be instituted against DAAQ, Old Glory Bank, the combined company, or others; (4) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of DAAQ or Old Glory Bank for the Business Combination or to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of DAAQ or Old Glory Bank as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and retain its management and key employees, the timing and amount of future capital expenditures and requirements for additional capital, and the timing of future cash flow provided by operating activities, if any; (9) costs related to the Business Combination; (10) the possibility that Old Glory Bank or the combined company may be adversely affected by other economic, business, political and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; (12) the ability of DAAQ to enter into non-redemption agreements with unaffiliated third-party holders of DAAQ’s Class A ordinary shares; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DAAQ’s filings with the SEC, including the Registration Statement, when available, and any periodic Exchange Act reports filed by DAAQ with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

You should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the Registration Statement and other documents filed by DAAQ from time to time with the SEC. If any of these risks materialize or DAAQ’s or Old Glory Bank’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DAAQ nor Old Glory Bank presently knows or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DAAQ and Old Glory Bank’s expectations, plans, or forecasts of future events and views as of the date of this Press Release. Nothing in this Press Release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this Press Release. DAAQ, Old Glory Bank, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing DAAQ’s, Old Glory Bank’s, or any of their respective representatives or affiliates’ assessments as of any date subsequent to the date of this Press Release, and therefore undue reliance should not be placed upon the forward-looking statements. This Press Release contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with the Business Combination.

No Offer or Solicitation

This Press Release does not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale or exchange of any securities of Old Glory Bank or DAAQ in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of such jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Contact

Peter Ort

Principal Executive Officer and Co-Chairman

Digital Asset Acquisition Corp.

pete@curaleaassociates.com